SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                 Date of earliest event reported: June 10, 1997

                 The Great Atlantic & Pacific Tea Company, Inc.
             (Exact name of registrant as specified in its charter)

    Maryland                         1-4141                13-1890974
(State or other                 (Reporting File        (I.R.S. Employer
jurisdiction of organization)       Number)           Identification No.)

          2 Paragon Drive
        Montvale, New Jersey                                  07645
(Address of principal executive offices)                   (Zip Code)

                                 (201) 573-9700

              (Registrant's telephone number, including area code)



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Item 7.  Financial Statements and Exhibits

      Exhibit
      Number   Exhibit

          10 Form of Competitive Advance and Revolving Credit Facilities Agreement dated as of June 10, 1997, among The Great Atlantic & Pacific Tea Company, Inc., a Maryland corporation, The Great Atlantic & Pacific Company of Canada Limited, a Canadian corporation, the banks listed in Schedule 2.01 thereto, The Chase Manhattan Bank, a New York banking corporation, as agent for the U.S. Banks and The Chase Manhattan Bank of Canada, a Canadian chartered bank, as agent for the Canadian Banks.





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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 The Great Atlantic & Pacific Tea Company, Inc.


                                 By: /s/ Kenneth A. Uhl
                                     --------------------------------------
                                     Name:  Kenneth A. Uhl
                                     Title: Vice President and Controller
                                            (Principal Accounting Officer)



Date:    June 12, 1997



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                                  Exhibit Index



Exhibit
Number            Exhibit

  10 Form of Competitive Advance and Revolving Credit Facilities Agreement dated as of June 10, 1997, among The Great Atlantic & Pacific Tea Company, Inc., a Maryland corporation, The Great Atlantic & Pacific Company of Canada Limited, a Canadian corporation, the banks listed in
          Schedule 2.01 thereto, The Chase Manhattan Bank, a New York banking corporation, as agent for the U.S. Banks and The Chase Manhattan Bank of Canada, a Canadian chartered bank, as agent for the Canadian Banks.